Exhibit 99.2

Chubb Limited

Financial Supplement

for the Quarter Ended March 31, 2023

Investor Contact

Karen Beyer: (212) 827-4445

email: investorrelations@chubb.com

This report is for informational purposes only. It should be read in conjunction with documents filed by Chubb Limited with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Cautionary Statement Regarding Forward-Looking Statements

Any forward-looking statements made in this financial supplement reflect Chubb Limited’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties which may cause actual results to differ materially from such statements. For example, forward-looking statements related to financial performance, including exposures, reserves and recoverables, could be affected by the frequency and severity of unpredictable catastrophic events, actual loss experience, uncertainties in the reserving or settlement process, currency exchange fluctuations, new theories of liability, judicial, legislative, regulatory and other governmental developments, litigation tactics and developments, investigation developments and actual settlement terms, the amount and timing of reinsurance receivable and credit developments among reinsurers.

Our forward-looking statements could also be affected by, among other things, competition, pricing and policy term trends, market acceptance, changes in demand, actual market developments, rating agency action, possible terrorism or the outbreak and effects of war, and such other factors identified in our filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Chubb Limited

Financial Supplement Table of Contents

New U.S. GAAP Accounting Standard Adopted in 2023

Effective January 1, 2023, the company adopted the Long-Duration Targeted Improvements (LDTI) U.S. GAAP guidance, which principally impacted the Life Insurance segment. Financial data for the prior reporting periods in this report are adjusted, as applicable, and are presented in accordance with the new guidance.

Refer to page 31 in this financial supplement for more details.

Chubb Limited

Consolidated Financial Highlights

(in millions of U.S. dollars, except share, per share data, and ratios)

(Unaudited)

Note: All dollar amounts in the Financial Supplement are rounded. However, percent changes and ratios are calculated using whole dollars. Accordingly, calculations using rounded dollars may differ.

		As Adjusted
	Three months ended March 31			Constant $	Constant $
	2023	2022	% Change	2022	% Change

Gross premiums written	$13,004	$11,494	13.1%	$11,333	14.7%

Net premiums written	$10,710	$9,189	16.6%	$9,051	18.3%

P&C net premiums written	$9,417	$8,613	9.3%	$8,486	11.0%

Global P&C net premiums written	$9,124	$8,551	6.7%	$8,424	8.3%

Life Insurance net premiums written	$1,293	$576	124.4%	$565	128.7%

Net premiums earned	$10,142	$8,737	16.1%	$8,618	17.7%

P&C underwriting income	$1,213	$1,283	-5.5%	$1,269	-4.4%

P&C CAY underwriting income ex Cats	$1,475	$1,376	7.2%	$1,360	8.5%

Adjusted net investment income	$1,200	$901	33.2%	$896	34.0%

Core operating income	$1,842	$1,647	11.8%	$1,629	13.1%

Net investment income	$1,107	$822	34.7%	$817	35.6%

Net income	$1,892	$1,953	-3.2%

Operating cash flow	$2,251	$2,444

P&C combined ratio

Loss and loss expense ratio	58.9%	56.5%

Policy acquisition cost and administrative expense ratio	27.4%	27.8%

Combined ratio	86.3%	84.3%

P&C Current Accident Year (CAY) combined ratio ex Catastrophe losses (Cats)

CAY loss and loss expense ratio ex Cats	55.9%	56.3%

CAY policy acquisition cost and administrative expense ratio ex Cats	27.5%	27.2%

CAY combined ratio ex Cats	83.4%	83.5%

ROE	14.6%	13.7%

Core operating return on tangible equity (ROTE)	19.4%	17.1%

Core operating return on equity (ROE)	12.6%	11.4%

Effective tax rate	16.9%	15.3%

Core operating effective tax rate	18.1%	16.8%

Diluted earnings per share

Net income	$4.53	$4.55	-0.4%

Core operating income	$4.41	$3.83	15.1%

Weighted average basic common shares outstanding	414.3	425.8

Weighted average diluted common shares outstanding	417.9	429.8

		As Adjusted
	March 31 2023	December 31 2022	% Change 1Q-23 vs. 4Q-22

Book value per common share	$127.94	$121.85	5.0%

Tangible book value per common share	$78.84	$72.51	8.7%

Financial Highlights	Page 1

Chubb Limited

Statement of Operations - Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

		As Adjusted
Consolidated Statements of Operations	1Q-23	4Q-22	3Q-22	2Q-22	1Q-22	Full Year 2022

Gross premiums written	$13,004	$12,440	$15,006	$13,038	$11,494	$51,978

Net premiums written	10,710	10,226	12,012	10,293	9,189	41,720

Net premiums earned	10,142	10,544	11,530	9,549	8,737	40,360

Adjusted losses and loss expenses (1)	5,149	5,741	7,082	5,197	4,563	22,583

Realized (gains) losses on crop derivatives	1	2	19	(9)	(1)	11

Losses and loss expenses	5,148	5,739	7,063	5,206	4,564	22,572

Adjusted policy benefits (2)	822	799	774	379	404	2,356

Gains (losses) from fair value changes in separate account liabilities	25	(74)	67	18	31	42

Policy benefits	797	873	707	361	373	2,314

Policy acquisition costs	1,948	1,924	1,970	1,726	1,719	7,339

Administrative expenses	930	916	883	818	778	3,395

Adjusted net investment income (3)	1,200	1,118	1,054	950	901	4,023

Other (income) expense from private equity partnerships	(91)	(60)	(69)	(48)	(63)	(240)

Amortization expense of fair value adjustment on acquired invested assets	(2)	(5)	(6)	(14)	(16)	(41)

Net investment income	1,107	1,053	979	888	822	3,742

Adjusted realized gains (losses) (4)	(76)	(147)	(437)	(512)	22	(1,074)

Realized gains (losses) on crop derivatives	(1)	(2)	(19)	9	1	(11)

Net realized gains (losses)	(77)	(149)	(456)	(503)	23	(1,085)

Market risk benefits gains (losses)	(115)	(5)	69	(33)	49	80

Adjusted interest expense (5)	165	159	156	139	137	591

Amortization benefit of fair value adjustment on acquired long term debt	(5)	(5)	(6)	(5)	(5)	(21)

Interest expense	160	154	150	134	132	570

Gains (losses) from fair value changes in separate account assets	(25)	74	(67)	(18)	(31)	(42)

Net realized gains (losses) related to unconsolidated entities	238	(207)	(184)	(138)	267	(262)

Other income (expense) from private equity partnerships	91	60	69	48	63	240

Other income (expense) - operating	(8)	(25)	(20)	7	13	(25)

Other income (expense)	296	(98)	(202)	(101)	312	(89)

Amortization expense of purchased intangibles	72	74	69	71	71	285

Cigna integration expenses	22	22	23	3	—	48

Income tax expense	384	332	263	291	353	1,239

Net income	$1,892	$1,311	$792	$1,190	$1,953	$5,246

(1) Adjusted losses and loss expenses used throughout this report includes realized gains and losses on crop derivatives.

(2) Adjusted policy benefits used throughout this report excludes gains and losses from fair value changes in separate account liabilities.

(3) Adjusted net investment income used throughout this report excludes Amortization expense of fair value adjustment on acquired invested assets and includes income from private equity partnerships where we hold more than three percent ownership.

(4) Adjusted realized gains (losses) used throughout this report excludes realized gains and losses on crop derivatives.

(5) Adjusted interest expense used throughout this report excludes Amortization benefit of fair value adjustment on acquired long term debt.

Statement of Operations	Page 2

Chubb Limited

P&C Underwriting Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Chubb Limited P&C Underwriting Results	1Q-23	4Q-22	3Q-22	2Q-22	1Q-22	Full Year 2022

P&C underwriting income (Including Corporate and excluding Life Insurance)
Gross premiums written	$11,645	$11,158	$13,663	$12,437	$10,885	$48,143
Net premiums written	9,417	9,021	10,747	9,731	8,613	38,112
Net premiums earned	8,878	9,359	10,286	9,010	8,195	36,850
Adjusted losses and loss expenses	5,117	5,734	7,055	5,170	4,539	22,498
Adjusted policy benefits	110	76	108	81	93	358
Policy acquisition costs	1,675	1,676	1,704	1,588	1,586	6,554
Administrative expenses	763	752	709	730	694	2,885

P&C underwriting income	$1,213	$1,121	$710	$1,441	$1,283	$4,555

P&C CAY underwriting income ex Cats	$1,475	$1,354	$1,646	$1,485	$1,376	$5,861

% Change versus prior year period

Net premiums written	9.3%	5.9%	8.5%	9.0%	7.1%	7.7%

Net premiums earned	8.3%	7.5%	9.3%	9.8%	7.5%	8.5%

Net premiums written constant $	11.0%	9.8%	11.2%	11.0%	9.0%	10.3%

Net premiums earned constant $	9.8%	11.3%	12.3%	12.0%	9.1%	11.2%

P&C combined ratio

Loss and loss expense ratio	58.9%	62.1%	69.6%	58.3%	56.5%	62.0%

Policy acquisition cost ratio	18.8%	17.9%	16.6%	17.6%	19.3%	17.8%

Administrative expense ratio	8.6%	8.0%	6.9%	8.1%	8.5%	7.8%

Combined ratio	86.3%	88.0%	93.1%	84.0%	84.3%	87.6%

CAY P&C combined ratio ex Cats

CAY loss and loss expense ratio ex Cats	55.9%	59.9%	60.6%	57.8%	56.3%	58.8%

CAY policy acquisition cost and administrative expense ratio ex Cats	27.5%	25.7%	23.4%	25.7%	27.2%	25.4%

CAY combined ratio ex Cats	83.4%	85.6%	84.0%	83.5%	83.5%	84.2%

Other ratios

Net premiums written/gross premiums written	81%	81%	79%	78%	79%	79%

Expense ratio	27.4%	25.9%	23.5%	25.7%	27.8%	25.6%

Expense ratio excluding A&H	25.7%	24.2%	21.6%	24.1%	26.2%	23.9%

Catastrophe reinstatement premiums (expensed) collected - pre-tax	$-	$(6)	$55	$-	$-	$49

Catastrophe losses - pre-tax	$458	$394	$1,213	$291	$333	$2,231

Favorable prior period development (PPD) - pre-tax	$(196)	$(167)	$(222)	$(247)	$(240)	$(876)

Impact of catastrophe losses on P&C combined ratio - Unfavorable	5.1%	4.2%	11.3%	3.2%	4.0%	5.9%

Impact of PPD on P&C combined ratio - Favorable	-2.2%	-1.8%	-2.2%	-2.7%	-3.2%	-2.5%

Impact of Cats and PPD on P&C combined ratio - Unfavorable	2.9%	2.4%	9.1%	0.5%	0.8%	3.4%

P&C Results	Page 3

Chubb Limited

Global P&C Underwriting Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Global P&C includes the company’s North America Commercial P&C Insurance segment (refer to page 9), North America Personal P&C Insurance segment (refer to page 10), Overseas General Insurance segment (refer to page 12), Global Reinsurance segment (refer to page 13), and Corporate (refer to page 15). Global P&C excludes the North America Agricultural Insurance and Life Insurance segments.

						Full Year
Global P&C (Including Corporate and excluding Agriculture)	1Q-23	4Q-22	3Q-22	2Q-22	1Q-22	2022

Global P&C underwriting income
Gross premiums written	$11,240	$10,662	$11,121	$11,379	$10,569	$43,731
Net premiums written	9,124	8,637	9,024	8,993	8,551	35,205
Net premiums earned	8,719	8,738	8,613	8,437	8,224	34,012
Adjusted losses and loss expenses	4,977	5,007	5,611	4,692	4,631	19,941
Adjusted policy benefits	110	76	108	81	93	358
Policy acquisition costs	1,660	1,661	1,636	1,557	1,574	6,428
Administrative expenses	760	766	706	728	695	2,895

Global P&C underwriting income	$1,212	$1,228	$552	$1,379	$1,231	$4,390

Global P&C CAY underwriting income ex Cats	$1,450	$1,493	$1,448	$1,402	$1,350	$5,693

% Change versus prior year period

Net premiums written	6.7%	4.8%	6.3%	6.8%	8.8%	6.7%

Net premiums earned	6.0%	6.2%	6.7%	8.2%	9.4%	7.6%

Net premiums written constant $	8.3%	8.8%	9.4%	8.9%	10.7%	9.5%

Net premiums earned constant $	7.5%	10.2%	10.2%	10.5%	11.1%	10.5%

Combined ratio

Loss and loss expense ratio	58.3%	58.2%	66.4%	56.6%	57.4%	59.7%

Policy acquisition cost ratio	19.1%	19.0%	19.0%	18.5%	19.1%	18.9%

Administrative expense ratio	8.7%	8.7%	8.2%	8.6%	8.5%	8.5%

Combined ratio	86.1%	85.9%	93.6%	83.7%	85.0%	87.1%

CAY combined ratio ex Cats

CAY loss and loss expense ratio ex Cats	55.6%	55.4%	56.1%	56.3%	56.1%	56.0%

CAY policy acquisition cost and administrative expense ratio ex Cats	27.8%	27.5%	27.1%	27.1%	27.5%	27.3%

CAY combined ratio ex Cats	83.4%	82.9%	83.2%	83.4%	83.6%	83.3%

Other ratios

Net premiums written/gross premiums written	81%	81%	81%	79%	81%	81%

Expense ratio	27.8%	27.7%	27.2%	27.1%	27.6%	27.4%

Expense ratio excluding A&H	26.0%	26.0%	25.3%	25.4%	26.0%	25.7%

Catastrophe reinstatement premiums (expensed) collected - pre-tax	$-	$(6)	$55	$-	$-	$49

Catastrophe losses - pre-tax	$434	$382	$1,182	$270	$333	$2,167

Favorable prior period development (PPD) - pre-tax	$(196)	$(123)	$(231)	$(247)	$(214)	$(815)

Impact of catastrophe losses on combined ratio - Unfavorable	5.0%	4.4%	13.1%	3.2%	4.0%	6.2%

Impact of PPD on combined ratio - Favorable	-2.3%	-1.4%	-2.7%	-2.9%	-2.6%	-2.4%

Impact of Cats and PPD on combined ratio - Unfavorable	2.7%	3.0%	10.4%	0.3%	1.4%	3.8%

Global P&C	Page 4

Chubb Limited

Summary Consolidated Balance Sheets

(in millions of U.S. dollars, except per share data)

(Unaudited)

		As Adjusted
	March 31	December 31
	2023	2022
Assets
Fixed maturities available for sale, at fair value	$88,364	$85,220
Fixed maturities held to maturity, at amortized cost	8,425	8,848
Equity securities, at fair value	942	827
Short-term investments, at fair value	3,693	4,960
Other investments	14,192	13,696

Total investments	115,616	113,551

Cash	2,288	2,012
Securities lending collateral	1,582	1,523
Insurance and reinsurance balances receivable	12,340	11,933
Reinsurance recoverable on losses and loss expenses	18,141	18,859
Deferred policy acquisition costs	6,296	6,031
Value of business acquired (VOBA)	3,603	3,702
Prepaid reinsurance premiums	3,166	3,136
Goodwill and other intangible assets	21,539	21,669
Investments in partially-owned insurance companies	3,728	2,507
Separate account assets	5,300	5,190
Other assets	7,816	8,904

Total assets	$201,415	$199,017

Liabilities
Unpaid losses and loss expenses	$75,417	$75,747
Unearned premiums	20,261	19,713
Future policy benefits	10,782	10,476
Market risk benefits	830	800
Policyholder account balances	2,593	2,573
Separate account liabilities	5,300	5,190
Insurance and reinsurance balances payable	7,778	7,780
Securities lending payable	1,582	1,523
Accounts payable, accrued expenses, and other liabilities	8,661	9,134
Deferred tax liabilities	541	377
Short-term and long-term debt	14,375	14,877
Trust preferred securities	308	308

Total liabilities	148,428	148,498

Shareholders’ equity

Total shareholders’ equity, excl. AOCI	61,882	60,704
Accumulated other comprehensive income (loss) (AOCI)	(8,895)	(10,185)

Total shareholders’ equity	52,987	50,519

Total liabilities and shareholders’ equity	$201,415	$199,017

Book value per common share	$127.94	$121.85
% change over prior quarter	5.0%	6.1%
Tangible book value per common share	$78.84	$72.51
% change over prior quarter	8.7%	8.9%

Book value per common share, excl. AOCI	$149.42	$146.42
% change over prior quarter	2.0%	1.6%
Tangible book value per common share, excl. AOCI	$98.02	$94.90
% change over prior quarter	3.3%	2.4%

Consol Bal Sheet	Page 5

Chubb Limited

Consolidated Net Premiums Written by Product Line

(in millions of U.S. dollars)

(Unaudited)

		As Adjusted		Constant $
	1Q-23	1Q-22	% Change	% Change
Net premiums written

Commercial multiple peril (1)	$340	$290	17.5%	17.5%
Commercial casualty	1,903	1,837	3.6%	5.3%
Workers’ compensation	618	603	2.5%	2.5%
Financial lines	1,156	1,182	-2.3%	-0.5%
Surety	160	153	4.5%	4.2%

Property and other short-tail lines	2,025	1,777	14.0%	16.5%

Total Commercial P&C lines	6,202	5,842	6.2%	7.8%

Agriculture	293	62	NM	NM

Personal automobile	427	412	3.6%	0.9%
Personal homeowners	902	830	8.7%	9.4%
Personal other	507	495	2.6%	6.5%

Total Personal lines	1,836	1,737	5.7%	6.5%

Global A&H - P&C	809	719	12.5%	16.3%

Reinsurance lines	277	253	9.4%	10.4%

Total P&C	$9,417	$8,613	9.3%	11.0%

Life Insurance	1,293	576	124.4%	128.7%

Total Consolidated	$10,710	$9,189	16.6%	18.3%

(1) Commercial multiple peril represents retail package business (property and general liability).

Product Line	Page 6

Chubb Limited

Consolidated Results - Three months ended March 31, 2023

(in millions of U.S. dollars, except ratios)

(Unaudited)

Q1 2023	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C	Life Insurance	Total Consolidated

Net premiums written	$ 4,288	$1,296	$293	$3,263	$277	$-	$9,417	$1,293	$10,710
Net premiums earned	4,369	1,320	159	2,786	244	-	8,878	1,264	10,142

Adjusted losses and loss expenses	2,729	888	140	1,237	112	11	5,117	32	5,149
Adjusted policy benefits	-	-	-	110	-	-	110	712	822
Policy acquisition costs	613	272	15	713	62	-	1,675	273	1,948
Administrative expenses	295	79	3	280	9	97	763	167	930

Underwriting income (loss)	732	81	1	446	61	(108)	1,213	80	1,293

Adjusted net investment income	698	82	17	188	49	13	1,047	153	1,200

Other income (expense) - operating	(7)	(1)	(1)	9	1	(24)	(23)	15	(8)

Amortization expense of purchased intangibles	-	(2)	(6)	(18)	-	(42)	(68)	(4)	(72)

Segment income (loss)	$ 1,423	$160	$11	$625	$111	$(161)	$2,169	$244	$2,413

Adjusted interest expense						(165)			(165)
Income tax expense						(406)			(406)

Core operating income (loss)						(732)			1,842
Cigna integration expenses, net of $3 million tax benefit						(19)			(19)
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of $1 million tax expense						2			2
Adjusted net realized gains (losses), net of $20 million tax benefit (1)						182			182
Market risk benefits gains (losses) (2)						(115)			(115)

Net income (loss)						$(682)			$1,892

Combined ratio	83.2%	93.9%	99.2%	84.0%	75.1%		86.3%
CAY combined ratio ex Cats	81.2%	80.6%	83.9%	85.1%	78.4%		83.4%

(1) Includes Net realized gains (losses) related to unconsolidated entities.

(2) Includes $57 million of losses on applicable hedges. These losses are both pre-tax and after-tax.

Consol Results - QTD 2023	Page 7

Chubb Limited

Consolidated Results - Three months ended March 31, 2022

(in millions of U.S. dollars, except ratios)

(Unaudited)

						As Adjusted		As Adjusted
Q1 2022	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C	Life Insurance	Total Consolidated

Net premiums written	$ 4,039	$1,180	$62	$3,079	$253	$-	$8,613	$576	$9,189
Net premiums earned	4,114	1,247	(29)	2,628	235	-	8,195	542	8,737

Adjusted losses and loss expenses	2,497	713	(92)	1,296	115	10	4,539	24	4,563
Adjusted policy benefits	-	-	-	93	-	-	93	311	404
Policy acquisition costs	573	260	12	679	62	-	1,586	133	1,719
Administrative expenses	265	69	(1)	269	9	83	694	84	778

Underwriting income (loss)	779	205	52	291	49	(93)	1,283	(10)	1,273

Adjusted net investment income	489	59	7	147	85	11	798	103	901

Other income (expense) - operating	(6)	(1)	-	(2)	-	(8)	(17)	30	13

Amortization expense of purchased intangibles	-	(2)	(7)	(14)	-	(46)	(69)	(2)	(71)

Segment income (loss)	$ 1,262	$261	$52	$422	$134	$(136)	$1,995	$121	$2,116

Adjusted interest expense						(137)			(137)
Income tax expense						(332)			(332)

Core operating income (loss)						(605)			1,647
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of $2 million tax benefit						(9)			(9)
Adjusted net realized gains (losses), net of $23 million tax (1)						266			266
Market risk benefits gains (losses) (2)						49			49

Net income (loss)						$(299)			$1,953

Combined ratio	81.1%	83.5%	NM	88.9%	79.0%		84.3%
CAY combined ratio ex Cats	81.7%	79.6%	79.5%	85.5%	79.9%		83.5%

(1) Includes Net realized gains (losses) related to unconsolidated entities.

(2) Includes $42 million of gains on applicable hedges. These gains are both pre-tax and after-tax.

Consol Results - QTD 2022	Page 8

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Commercial P&C Insurance						Full Year
	1Q-23	4Q-22	3Q-22	2Q-22	1Q-22	2022

Gross premiums written	$5,316	$5,718	$5,937	$6,078	$5,132	$22,865

Net premiums written	4,288	4,463	4,722	4,665	4,039	17,889
Net premiums earned	4,369	4,462	4,283	4,248	4,114	17,107
Losses and loss expenses	2,729	2,849	3,036	2,446	2,497	10,828
Policy acquisition costs	613	612	583	545	573	2,313
Administrative expenses	295	299	272	277	265	1,113

Underwriting income	732	702	392	980	779	2,853
Adjusted net investment income	698	647	589	522	489	2,247
Other income (expense) - operating	(7)	(5)	(6)	-	(6)	(17)

Segment income	$1,423	$1,344	$975	$1,502	$1,262	$5,083

CAY underwriting income ex Cats	$822	$859	$824	$817	$752	$3,252

Combined ratio
Loss and loss expense ratio	62.5%	63.8%	70.9%	57.6%	60.7%	63.3%
Policy acquisition cost ratio	14.0%	13.8%	13.6%	12.8%	13.9%	13.5%
Administrative expense ratio	6.7%	6.7%	6.4%	6.5%	6.5%	6.5%

Combined ratio	83.2%	84.3%	90.9%	76.9%	81.1%	83.3%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	60.5%	60.8%	61.5%	61.4%	61.5%	61.3%

CAY policy acquisition cost and administrative expense ratio ex Cats (1)	20.7%	20.0%	19.6%	19.4%	20.2%	19.8%

CAY combined ratio ex Cats	81.2%	80.8%	81.1%	80.8%	81.7%	81.1%

Catastrophe reinstatement premiums expensed - pre-tax	$-	$(1)	$-	$-	$-	$(1)
Catastrophe losses - pre-tax	$162	$157	$598	$124	$81	$960

Favorable prior period development (PPD) - pre-tax (2)	$(72)	$(1)	$(166)	$(287)	$(108)	$(562)

% Change versus prior year period

Net premiums written	6.2%	8.9%	8.1%	8.9%	10.2%	9.0%
Net premiums earned	6.2%	10.7%	8.3%	11.7%	12.0%	10.6%

Other ratios
Net premiums written/gross premiums written	81%	78%	80%	77%	79%	78%

Production by Size - Net premiums written (3)
Major Accounts & Specialty	$2,483	$2,682	$2,869	$2,895	$2,336	$10,782
Commercial	1,805	1,781	1,853	1,770	1,703	7,107

Total	$4,288	$4,463	$4,722	$4,665	$4,039	$17,889

(1) Q1 2023 includes the adverse impact of 0.4 percentage points reflecting higher year-over-year pension expenses from unfavorable market condition.

(2) Q1 2023 comprised $112 million of favorable development, partially offset by a charge of $40 million related to development from 2022 late-season catastrophes.

(3) Major Accounts & Specialty: large corporate accounts and wholesale business. Commercial: principally middle market and small commercial accounts.

NA Commercial	Page 9

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Personal P&C Insurance						Full Year
	1Q-23	4Q-22	3Q-22	2Q-22	1Q-22	2022

Gross premiums written	$1,483	$1,515	$1,575	$1,626	$1,350	$6,066
Net premiums written	1,296	1,315	1,392	1,426	1,180	5,313
Net premiums earned	1,320	1,328	1,334	1,271	1,247	5,180
Losses and loss expenses	888	843	857	773	713	3,186
Policy acquisition costs	272	265	274	258	260	1,057
Administrative expenses	79	78	71	73	69	291

Underwriting income	81	142	132	167	205	646
Net investment income	82	84	76	64	59	283
Other income (expense) - operating	(1)	(1)	(1)	(1)	(1)	(4)
Amortization expense of purchased intangibles	(2)	(3)	(2)	(3)	(2)	(10)

Segment income	$160	$222	$205	$227	$261	$915

CAY underwriting income ex Cats	$257	$305	$273	$259	$254	$1,091

Combined ratio
Loss and loss expense ratio	67.3%	63.5%	64.2%	60.8%	57.2%	61.5%
Policy acquisition cost ratio	20.6%	19.9%	20.6%	20.3%	20.8%	20.4%
Administrative expense ratio	6.0%	5.9%	5.3%	5.8%	5.5%	5.6%

Combined ratio	93.9%	89.3%	90.1%	86.9%	83.5%	87.5%

CAY combined ratio ex Cats

CAY loss and loss expense ratio ex Cats	53.9%	51.3%	53.6%	53.6%	53.3%	52.9%

CAY policy acquisition cost and administrative expense ratio ex Cats (1)	26.7%	25.8%	25.9%	26.1%	26.3%	26.0%

CAY combined ratio ex Cats	80.6%	77.1%	79.5%	79.7%	79.6%	78.9%

Catastrophe reinstatement premiums expensed - pre-tax	$-	$(2)	$-	$-	$-	$(2)
Catastrophe losses - pre-tax	$159	$160	$274	$95	$100	$629

Unfavorable (favorable) prior period development (PPD) - pre-tax (2)	$17	$1	$(133)	$(3)	$(51)	$(186)

% Change versus prior year period

Net premiums written	9.9%	5.9%	7.1%	4.7%	7.4%	6.2%
Net premiums earned	5.9%	5.1%	7.2%	3.9%	5.3%	5.4%

Other ratios

Net premiums written/gross premiums written	87%	87%	88%	88%	87%	88%

(1) Q1 2023 includes the adverse impact of 0.5 percentage points reflecting higher year-over-year pension expenses from unfavorable market condition.

(2) Q1 2023 included a charge of $9 million related to development from 2022 late-season catastrophes. Q1 2022 included a reserve release due to lower than expected paid and reported loss activity attributable to the indirect effects of COVID related economic slowdown.

NA Personal	Page 10

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Agricultural Insurance						Full Year
	1Q-23	4Q-22	3Q-22	2Q-22	1Q-22	2022

Gross premiums written	$405	$496	$2,542	$1,058	$316	$4,412

Net premiums written	293	384	1,723	738	62	2,907

Net premiums earned	159	621	1,673	573	(29)	2,838
Adjusted losses and loss expenses	140	727	1,444	478	(92)	2,557
Policy acquisition costs	15	15	68	31	12	126
Administrative expenses	3	(14)	3	2	(1)	(10)

Underwriting income (loss)	1	(107)	158	62	52	165
Net investment income	17	13	9	7	7	36
Other income (expense) - operating	(1)	-	(1)	-	-	(1)
Amortization expense of purchased intangibles	(6)	(6)	(7)	(6)	(7)	(26)

Segment income (loss)	$11	$(100)	$159	$63	$52	$174

CAY underwriting income (loss) ex Cats	$25	$(139)	$198	$83	$26	$168

Combined ratio

Loss and loss expense ratio	88.5%	117.1%	86.3%	83.3%	NM	90.1%
Policy acquisition cost ratio	9.3%	2.4%	4.1%	5.4%	NM	4.4%
Administrative expense ratio	1.4%	-2.3%	0.2%	0.4%	NM	-0.3%

Combined ratio	99.2%	117.2%	90.6%	89.1%	NM	94.2%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats (1)	73.1%	122.0%	84.0%	79.6%	70.6%	90.5%
CAY policy acquisition cost and administrative expense ratio ex Cats	10.8%	0.1%	4.2%	5.8%	8.9%	3.9%

CAY combined ratio ex Cats	83.9%	122.1%	88.2%	85.4%	79.5%	94.4%

Catastrophe losses - pre-tax	$24	$12	$31	$21	$-	$64

Unfavorable (favorable) prior period development (PPD) - pre-tax	$-	$(44)	$9	$-	$(26)	$(61)

% Change versus prior year period
Net premiums written	NM	37.9%	21.8%	44.0%	-65.9%	21.7%
Net premiums earned	NM	29.5%	25.0%	39.6%	NM	21.4%

Other ratios

Net premiums written/gross premiums written	72%	77%	68%	70%	20%	66%

(1) Q1 2023 included a 1.5 percentage point increase from a year-over-year impact from the company’s crop commodity price hedge activity which produced a loss this quarter versus a gain last year.

NA Agriculture	Page 11

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Overseas General Insurance						Full Year
	1Q-23	4Q-22	3Q-22	2Q-22	1Q-22	2022

Gross premiums written	$4,131	$3,249	$3,313	$3,345	$3,798	$13,705
Net premiums written	3,263	2,696	2,645	2,640	3,079	11,060
Net premiums earned	2,786	2,738	2,741	2,696	2,628	10,803
Losses and loss expenses	1,237	1,122	1,333	1,143	1,296	4,894
Adjusted policy benefits	110	76	108	81	93	358
Policy acquisition costs	713	722	720	697	679	2,818
Administrative expenses	280	259	264	278	269	1,070

Underwriting income	446	559	316	497	291	1,663
Adjusted net investment income	188	166	151	162	147	626
Other income (expense) - operating	9	1	2	(3)	(2)	(2)
Amortization expense of purchased intangibles	(18)	(17)	(12)	(14)	(14)	(57)

Segment income	$625	$709	$457	$642	$422	$2,230

CAY underwriting income ex Cats	$416	$416	$409	$373	$382	$1,580

Combined ratio
Loss and loss expense ratio	48.4%	43.7%	52.6%	45.4%	52.9%	48.6%
Policy acquisition cost ratio	25.6%	26.4%	26.3%	25.9%	25.8%	26.1%
Administrative expense ratio	10.0%	9.5%	9.6%	10.3%	10.2%	9.9%

Combined ratio	84.0%	79.6%	88.5%	81.6%	88.9%	84.6%

CAY combined ratio ex Cats

CAY loss and loss expense ratio ex Cats	49.4%	49.0%	49.2%	50.0%	49.4%	49.4%
CAY policy acquisition cost and administrative expense ratio ex Cats	35.7%	35.8%	35.9%	36.2%	36.1%	36.0%

CAY combined ratio ex Cats	85.1%	84.8%	85.1%	86.2%	85.5%	85.4%

Catastrophe reinstatement premiums expensed - pre-tax	$-	$(3)	$-	$-	$-	$(3)

Catastrophe losses - pre-tax	$113	$64	$98	$49	$151	$362

Favorable prior period development (PPD) - pre-tax (1)	$(143)	$(210)	$(5)	$(173)	$(60)	$(448)

% Change versus prior year period
Net premiums written	6.0%	-1.3%	1.9%	5.7%	6.5%	3.2%
Net premiums written - Commercial	6.2%	-0.9%	2.5%	7.0%	8.6%	4.3%
Net premiums written - Consumer	5.6%	-2.0%	1.1%	3.9%	3.0%	1.5%
Net premiums earned	6.0%	0.6%	2.9%	4.6%	6.0%	3.5%

Net premiums written constant $	10.0%	9.7%	11.7%	12.4%	11.9%	11.4%
Net premiums written - Commercial	10.8%	9.4%	11.0%	13.0%	13.6%	11.8%
Net premiums written - Consumer	8.6%	10.3%	12.7%	11.6%	9.0%	10.8%
Net premiums earned constant $	9.9%	12.0%	13.1%	11.1%	11.0%	11.8%

Other ratios: Net premiums written/gross premiums written	79%	83%	80%	79%	81%	81%

				Constant $
Production by Region - Net premiums written	1Q-23	1Q-22	% Change	% Change
Europe, Middle East and Africa	$1,721	$1,654	4.0%	10.1%
Latin America	661	605	9.2%	5.3%
Asia Pacific	733	643	14.0%	18.6%
Japan	105	115	-8.2%	7.2%
Other (2)	43	62	-30.1%	-27.6%

Total	$3,263	$3,079	6.0%	10.0%

(1) Q1 2023 includes $43 million related to a reserve release from 2022 late-season catastrophes.

(2) Includes the company’s international supplemental A&H business of Combined Insurance and other international operations including mainland China.

Overseas General Insurance	Page 12

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Global Reinsurance						Full Year
	1Q-23	4Q-22	3Q-22	2Q-22	1Q-22	2022

Gross premiums written	$310	$180	$296	$330	$289	$1,095
Net premiums written	277	163	265	262	253	943
Net premiums earned	244	210	255	222	235	922
Losses and loss expenses	112	105	311	139	115	670
Policy acquisition costs	62	62	59	57	62	240
Administrative expenses	9	9	8	10	9	36

Underwriting income (loss)	61	34	(123)	16	49	(24)
Adjusted net investment income	49	49	71	76	85	281
Other income (expense) - operating	1	-	-	(1)	-	(1)

Segment income (loss)	$111	$83	$(52)	$91	$134	$256

CAY underwriting income ex Cats	$53	$35	$34	$43	$47	$159

Combined ratio
Loss and loss expense ratio	45.7%	49.6%	122.1%	62.6%	48.8%	72.6%
Policy acquisition cost ratio	25.6%	29.8%	22.9%	25.6%	26.5%	26.1%
Administrative expense ratio	3.8%	4.2%	3.4%	4.6%	3.7%	3.9%

Combined ratio	75.1%	83.6%	148.4%	92.8%	79.0%	102.6%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	49.0%	49.5%	49.6%	49.7%	49.9%	49.7%
CAY policy acquisition cost and administrative expense ratio ex Cats	29.4%	33.6%	33.4%	30.7%	30.0%	31.8%

CAY combined ratio ex Cats	78.4%	83.1%	83.0%	80.4%	79.9%	81.5%

Catastrophe reinstatement premiums collected - pre-tax	$-	$-	$55	$-	$-	$55

Catastrophe losses - pre-tax	$-	$1	$212	$2	$1	$216
Unfavorable (favorable) prior period development (PPD) - pre-tax	$(8)	$-	$-	$25	$(3)	$22

% Change versus prior year period
Net premiums written as reported	9.4%	-4.6%	19.5%	-4.0%	22.0%	8.0%
Net premiums earned as reported	3.9%	-2.1%	20.9%	15.2%	30.8%	15.6%

Net premiums written constant $	10.4%	-2.0%	21.8%	-3.2%	22.4%	9.5%
Net premiums earned constant $	5.0%	0.5%	23.9%	17.2%	32.1%	17.9%

Other ratios
Net premiums written/gross premiums written	89%	91%	89%	80%	87%	86%

Global Reinsurance	Page 13

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

		As Adjusted
Life Insurance						Full Year
	1Q-23	4Q-22	3Q-22	2Q-22	1Q-22	2022

Gross premiums written	$1,359	$1,282	$1,343	$601	$609	$3,835
Net premiums written	1,293	1,205	1,265	562	576	3,608
Net premiums earned	1,264	1,185	1,244	539	542	3,510
Losses and loss expenses	32	7	27	27	24	85
Adjusted policy benefits	712	723	666	298	311	1,998
Policy acquisition costs	273	248	266	138	133	785
Administrative expenses	167	164	174	88	84	510
Adjusted net investment income	153	150	147	109	103	509
Other income (expense) - operating	15	(8)	(4)	12	30	30
Amortization expense of purchased intangibles	(4)	(3)	(2)	(3)	(2)	(10)

Segment income	$244	$182	$252	$106	$121	$661

% Change versus prior year period

Net premiums written	124.4%	93.9%	111.0%	-7.1%	-5.6%	48.1%
Net premiums earned	133.1%	98.0%	115.6%	-7.2%	-6.8%	50.1%

Net premiums written constant $	128.7%	102.9%	119.8%	-4.7%	-3.5%	53.1%
Net premiums earned constant $	137.2%	106.7%	124.4%	-4.8%	-4.7%	55.2%

International life insurance net premiums written and deposits breakdown (excludes Combined North America and Life reinsurance businesses):

		As Adjusted		Constant $
	1Q-23	1Q-22	% Change	% Change
International life insurance net premiums written	$1,045	$309	237.7%	246.5%

International life insurance deposits (1)	309	557	-44.4%	-39.5%

Total international life insurance net premiums written and deposits	$1,354	$866	56.4%	66.6%

International life insurance segment income	$198	$61	227.7%	236.6%

(1) Includes deposits collected on universal life and investment contracts. Consistent with GAAP, premiums collected on universal life and investment contracts are considered deposits and excluded from revenues.

Life Insurance	Page 14

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

		As Adjusted
Corporate						Full Year
	1Q-23	4Q-22	3Q-22	2Q-22	1Q-22	2022

Gross premiums written	$-	$-	$-	$-	$-	$-
Net premiums written	-	-	-	-	-	-
Net premiums earned	-	-	-	-	-	-
Loss and loss expenses	11	88	74	191	10	363
Policy acquisition costs	-	-	-	-	-	-
Administrative expenses	97	121	91	90	83	385

Underwriting loss	(108)	(209)	(165)	(281)	(93)	(748)
Adjusted net investment income	13	9	11	10	11	41

Other income (expense) - operating	(24)	(12)	(10)	-	(8)	(30)
Adjusted interest expense	(165)	(159)	(156)	(139)	(137)	(591)
Amortization expense of purchased intangibles	(42)	(45)	(46)	(45)	(46)	(182)
Income tax expense	(406)	(350)	(316)	(382)	(332)	(1,380)

Core operating loss	(732)	(766)	(682)	(837)	(605)	(2,890)
Cigna integration expenses, net of tax	(19)	(18)	(18)	(2)	-	(38)
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax	2	(6)	1	(5)	(9)	(19)

Adjusted net realized gains (losses), net of tax	182	(334)	(574)	(564)	266	(1,206)
Market risk benefits gains (losses), net of tax	(115)	(5)	69	(33)	49	80

Net loss	$(682)	$(1,129)	$(1,204)	$(1,441)	$(299)	$(4,073)

Unfavorable prior period development (PPD) - pre-tax	$10	$87	$73	$191	$8	$359

Corporate	Page 15

Chubb Limited

Loss Reserve Rollforward

(in millions of U.S. dollars, except ratios)

(Unaudited)

	Unpaid Losses			Net Paid to
	Gross	Ceded	Net	Incurred Ratio
Balance at December 31, 2021	$72,330	$16,132	$56,198
Losses and loss expenses incurred	5,991	1,427	4,564
Losses and loss expenses paid	(5,071)	(909)	(4,162)	91%
Other (incl. foreign exch. revaluation)	(54)	(57)	3

Balance at March 31, 2022	$73,196	$16,593	$56,603
Losses and loss expenses incurred	6,485	1,279	5,206
Losses and loss expenses paid	(5,445)	(1,160)	(4,285)	82%
Other (incl. foreign exch. revaluation)	(788)	(208)	(580)

Balance at June 30, 2022	$73,448	$16,504	$56,944
Losses and loss expenses incurred	9,602	2,539	7,063
Losses and loss expenses paid	(6,769)	(1,488)	(5,281)	75%
Other (incl. foreign exch. revaluation)	(945)	(242)	(703)

Balance at September 30, 2022	$75,336	$17,313	$58,023
Losses and loss expenses incurred	7,346	1,607	5,739
Losses and loss expenses paid	(7,885)	(2,076)	(5,809)	101%
Other (incl. foreign exch. revaluation)	950	242	708

Balance at December 31, 2022	$75,747	$17,086	$58,661
Losses and loss expenses incurred	6,306	1,158	5,148
Losses and loss expenses paid	(6,315)	(1,599)	(4,716)	92%
Other (incl. foreign exch. revaluation)	(321)	(125)	(196)

Balance at March 31, 2023	$75,417	$16,520	$58,897
Add net recoverable on paid losses	-	1,621	(1,621)

Balance including net recoverable on paid losses	$75,417	$18,141	$57,276

*2021 and 2022 financial data are adjusted for LDTI.

Loss Reserve Rollforward	Page 16

Chubb Limited

Reinsurance Recoverable Analysis

(in millions of U.S. dollars)

(Unaudited)

Net Reinsurance Recoverable by Division		As Adjusted
	March 31	December 31

	2023	2022

Reinsurance recoverable on paid losses and loss expenses

Active operations	$1,350	$1,561

Brandywine and Other Run-off	328	290

Total	$1,678	$1,851

Reinsurance recoverable on unpaid losses and loss expenses

Active operations	$15,541	$16,009

Brandywine and Other Run-off	1,273	1,350

Total	$16,814	$17,359

Gross reinsurance recoverable

Active operations	$16,891	$17,570

Brandywine and Other Run-off	1,601	1,640

Total	$18,492	$19,210

Provision for uncollectible reinsurance (1)

Active operations	$(228)	$(223)

Brandywine and Other Run-off	(123)	(128)

Total	$(351)	$(351)

Net reinsurance recoverable

Active operations	$16,663	$17,347

Brandywine and Other Run-off	1,478	1,512

Total	$18,141	$18,859

(1) The provision for uncollectible reinsurance is based on a default analysis applied to gross reinsurance, net of usable collateral of approximately $4.1 billion.

Reinsurance Recoverable	Page 17

Chubb Limited

Investment Portfolio

(in millions of U.S. dollars)

(Unaudited)

	March 31		December 31

	2023		2022

Market Value

Fixed maturities available for sale	$88,364		$85,220

Fixed maturities held to maturity	8,109		8,439

Short-term investments	3,693		4,960

Total fixed maturities	$100,166		$98,619

Asset Allocation by Market Value

U.S. Treasury / Agency	$4,019	4%	$3,996	4%

Corporate and asset-backed securities	40,036	40%	38,535	40%

Mortgage-backed securities	17,384	17%	17,202	17%

Municipal	6,606	7%	6,964	7%

Non-U.S.	28,428	28%	26,962	27%

Short-term investments	3,693	4%	4,960	5%

Total fixed maturities	$100,166	100%	$98,619	100%

Credit Quality by Market Value

AAA	$13,679	14%	$14,779	15%

AA	31,505	32%	31,195	32%

A	18,971	19%	18,366	19%

BBB	17,837	18%	16,802	17%

BB	9,245	9%	8,722	9%

B	8,465	8%	8,347	8%

Other	464	0%	408	0%

Total fixed maturities	$100,166	100%	$98,619	100%

Cost/Amortized Cost, net

Fixed maturities available for sale	$94,541		$93,186

Fixed maturities held to maturity	8,425		8,848

Short-term investments	3,695		4,962

Subtotal fixed maturities (1)	106,661		106,996

Equity securities	942		827

Other investments	14,192		13,696

Total investment portfolio	$121,795		$121,519

Avg. duration of fixed maturities	4.7 years		4.5 years

Avg. market yield of fixed maturities	5.5%		5.6%

Avg. credit quality	A/A		A/A

Avg. yield on invested assets (2)	3.8%		3.6%

(1) Net of valuation allowance for expected credit losses.

(2) Calculated using adjusted net investment income.

Investments	Page 18

Chubb Limited

Investment Portfolio - 2

(in millions of U.S. dollars)

(Unaudited)

Mortgage-backed Fixed Income Portfolio

Mortgage-backed securities
	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
Market Value at March 31, 2023

Agency residential mortgage-backed securities (RMBS)	$7	$14,390	$-	$-	$-	$14,397

Non-agency RMBS	550	47	47	34	7	685

Commercial mortgage-backed securities	1,958	196	132	13	3	2,302

Total mortgage-backed securities at market value	$2,515	$14,633	$179	$47	$10	$17,384

U.S. Corporate and Asset-backed Fixed Income Portfolios

Market Value at March 31, 2023		S&P Credit Rating
		Investment Grade
		AAA	AA	A	BBB	Total

Asset-backed		$4,859	$924	$59	$62	$5,904

Banks		-	6	2,596	1,947	4,549

Basic Materials		-	-	100	252	352

Communications		-	161	347	1,285	1,793

Consumer, Cyclical		-	143	497	731	1,371

Consumer, Non-Cyclical		37	460	1,559	1,838	3,894

Diversified Financial Services		1	134	434	372	941

Energy		-	70	266	909	1,245

Industrial		-	10	772	831	1,613

Utilities		129	2	963	762	1,856

All Others		145	363	1,500	1,884	3,892

Total		$5,171	$2,273	$9,093	$10,873	$27,410

Market Value at March 31, 2023			S&P Credit Rating
			Below Investment Grade
			BB	B	CCC	Total

Asset-backed			$24	$29	$2	$55

Banks			-	-	-	-

Basic Materials			356	249	3	608

Communications			719	943	74	1,736

Consumer, Cyclical			1,099	1,203	31	2,333

Consumer, Non-Cyclical			1,068	1,335	65	2,468

Diversified Financial Services			231	226	12	469

Energy			562	334	1	897

Industrial			719	869	41	1,629

Utilities			193	129	-	322

All Others			1,007	1,059	43	2,109

Total			$5,978	$6,376	$272	$12,626

Investments 2	Page 19

Chubb Limited

Investment Portfolio - 3

(in millions of U.S. dollars)

(Unaudited)

Non-U.S. Fixed Income Portfolio

March 31, 2023

Non-U.S. Government Securities	Market Value by S&P Credit Rating

	AAA	AA	A	BBB	BB and below	Total

Republic of Korea	$-	$1,700	$-	$-	$-	$1,700
Taiwan	-	943	-	-	-	943
Canada	925	-	-	-	-	925
Province of Ontario	-	-	593	-	-	593
United Mexican States	-	-	-	549	-	549
Federative Republic of Brazil	-	-	-	-	537	537
Kingdom of Thailand	-	-	536	-	-	536
Commonwealth of Australia	478	-	1	-	-	479
Socialist Republic of Vietnam	-	-	-	-	439	439
United Kingdom	-	398	-	-	-	398
Other Non-U.S. Government Securities	463	2,026	903	725	864	4,981

Total	$1,866	$5,067	$2,033	$1,274	$1,840	$12,080

Non-U.S. Corporate Securities	Market Value by S&P Credit Rating

	AAA	AA	A	BBB	BB and below	Total

United Kingdom	$38	$28	$825	$949	$513	$2,353
Canada	84	90	766	552	472	1,964
South Korea	-	488	457	369	7	1,321
United States (1)	-	15	172	284	728	1,199
France	5	40	648	368	106	1,167
Australia	56	203	332	373	12	976
Japan	-	-	592	137	12	741
Netherlands	49	-	284	85	118	536
Germany	61	30	117	256	46	510
Switzerland	52	12	262	130	14	470
Other Non-U.S. Corporate Securities	209	406	1,457	1,728	1,311	5,111

Total	$554	$1,312	$5,912	$5,231	$3,339	$16,348

(1) Countries represent the ultimate parent company’s country of risk. Non-U.S. corporate securities could be issued by foreign subsidiaries of U.S. corporations.

Investments 3	Page 20

Chubb Limited

Investment Portfolio - 4

(in millions of U.S. dollars)

(Unaudited)

Fixed Maturity Investment Portfolio

Top 10 Global Corporate Exposures

	March 31, 2023	Market Value	Rating

1	Bank of America Corp	$763	A-
2	Morgan Stanley	688	A-
3	JP Morgan Chase & Co	672	A-
4	Wells Fargo & Co	594	BBB+
5	Citigroup Inc	535	BBB+
6	Goldman Sachs Group Inc	528	BBB+
7	Verizon Communications Inc	382	BBB+
8	HSBC Holdings Plc	367	A-
9	Comcast Corp	355	A-
10	Anheuser-Busch InBev SA/NV	328	BBB+

Investments 4	Page 21

Chubb Limited

Net Realized and Unrealized Gains (Losses)

(in millions of U.S. dollars)

(Unaudited)

	Three months ended March 31, 2023

	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)

	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax

Fixed income investments (1)	$(226)	$26	$(200)	$1,786	$(166)	$1,620	$1,560	$(140)	$1,420
Public equity:
Realized gains (losses) on sales	(5)	1	(4)	-	-	-	(5)	1	(4)
Mark-to-market	16	(2)	14	-	-	-	16	(2)	14
Private equity: Mark-to-market	257	11	268	-	-	-	257	11	268

Total investment portfolio	42	36	78	1,786	(166)	1,620	1,828	(130)	1,698
Foreign exchange	131	(18)	113	(177)	7	(170)	(46)	(11)	(57)
Partially-owned entities (2)	(4)	-	(4)	-	-	-	(4)	-	(4)
Current discount rate on future policy benefits	-	-	-	(151)	21	(130)	(151)	21	(130)
Instrument-specific credit risk - market risk benefits	-	-	-	(3)	-	(3)	(3)	-	(3)
Other	(7)	2	(5)	(33)	6	(27)	(40)	8	(32)

Net gains (losses)	$162	$20	$182	$1,422	$(132)	$1,290	$1,584	$(112)	$1,472

(1) The quarter includes pre-tax realized losses on investment derivatives of $46 million, a net reduction of the valuation allowance of expected credit losses of $2 million, and impairments of $25 million for fixed maturities.

(2) Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.

	As Adjusted

	Three months ended March 31, 2022

	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)

	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax

Fixed income investments (3)	$(89)	$22	$(67)	$(4,652)	$812	$(3,840)	$(4,741)	$834	$(3,907)
Public equity:
Realized gains (losses) on sales	255	(57)	198	-	-	-	255	(57)	198
Mark-to-market	(199)	36	(163)	-	-	-	(199)	36	(163)
Private equity: Mark-to-market	310	(6)	304	-	-	-	310	(6)	304

Total investment portfolio	277	(5)	272	(4,652)	812	(3,840)	(4,375)	807	(3,568)
Foreign exchange	74	(19)	55	67	4	71	141	(15)	126
Partially-owned entities (4)	12	-	12	-	-	-	12	-	12
Current discount rate on future policy benefits	-	-	-	435	(33)	402	435	(33)	402
Instrument-specific credit risk - market risk benefits	-	-	-	23	-	23	23	-	23
Other (5)	(74)	1	(73)	19	(4)	15	(55)	(3)	(58)

Net gains (losses)	$289	$(23)	$266	$(4,108)	$779	$(3,329)	$(3,819)	$756	$(3,063)

(3) The quarter includes pre-tax realized gains on fixed income derivatives of $47 million, a net increase of the valuation allowance of expected credit losses of $12 million, and impairments of $36 million for fixed maturities.

(4) Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.

(5) Other realized losses include impairment of assets related to the company’s Russian entities.

Net Gains (Losses)	Page 22

Chubb Limited

Debt and Capital

(in millions of U.S. dollars, except ratios)

(Unaudited)

		As Adjusted
	March 31	December 31	December 31
	2023	2022	2021
Financial Debt:

Total short-term debt (1)	$-	$475	$999

Total long-term debt	14,375	14,402	15,169

Total financial debt	$14,375	$14,877	$16,168

Hybrid debt:

Total trust preferred securities	308	308	308

Total	$14,683	$15,185	$16,476

Capitalization:

Shareholders’ equity	$52,987	$50,519	$58,328

Hybrid debt	308	308	308

Financial debt	14,375	14,877	16,168

Total capitalization	$67,670	$65,704	$74,804

Leverage ratios (based on total capital):

Hybrid debt	0.5%	0.5%	0.4%
Financial debt	21.2%	22.6%	21.6%

Total hybrid & financial debt	21.7%	23.1%	22.0%

Note: As of March 31, 2023, there was $1.4 billion usage of credit facilities on total capacity of $4.0 billion.

(1) During Q1 2023, the $475 million 2.7% senior notes matured and were fully paid.

Debt and Capital	Page 23

Chubb Limited

Computation of Basic and Diluted Earnings Per Share

(in millions of U.S. dollars, except share and per share data)

(Unaudited)

		As Adjusted
	Three months ended March 31
	2023	2022

Numerator

Core operating income to common shares	$1,842	$1,647

Amortization of fair value adjustment of acquired invested assets and long-term debt, pre-tax	3	(11)

Tax benefit on amortization adjustment	(1)	2

Cigna integration expenses, pre-tax	(22)	-

Tax benefit on Cigna integration expenses	3	-

Adjusted net realized gains (losses), pre-tax	162	289

Tax (expense) benefit on adjusted net realized gains (losses)	20	(23)

Market risk benefits gains (losses), pre- and after-tax	(115)	49

Net income	$1,892	$1,953

Rollforward of Common Shares Outstanding

Shares - beginning of period	414,594,856	426,572,612

Repurchase of shares	(2,010,400)	(4,869,900)

Shares issued (canceled), excluding option exercises	1,105,813	991,772

Issued for option exercises	468,411	980,843

Shares - end of period	414,158,680	423,675,327

Denominator

Weighted average shares outstanding (1)	414,289,150	425,805,105

Effect of other dilutive securities	3,639,042	3,985,729

Adj. wtd. avg. shares outstanding and assumed conversions	417,928,192	429,790,834

Basic earnings per share

Core operating income	$4.45	$3.87

Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax	-	(0.02)

Cigna integration expenses, net of tax	(0.05)	-

Adjusted net realized gains (losses), net of tax	0.45	0.62

Market risk benefits gains (losses), net of tax	(0.28)	0.12

Net income	$4.57	$4.59

Diluted earnings per share

Core operating income	$4.41	$3.83

Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax	-	(0.02)

Cigna integration expenses, net of tax	(0.05)	-

Adjusted net realized gains (losses), net of tax	0.45	0.63

Market risk benefits gains (losses), net of tax	(0.28)	0.11

Net income	$4.53	$4.55

(1) Includes unvested restricted stock units that are not included in common shares outstanding as the shares are not issued until time of vesting, but are eligible to receive dividends (participating securities).

Earnings per share	Page 24

Chubb Limited

Book Value and Book Value per Common Share

(in millions of U.S. dollars, except share and per share data)

(Unaudited)

Reconciliation of Book Value per Common Share

		As Adjusted
	March 31	December 31	March 31
	2023	2022	2022

Shareholders’ equity	$52,987	$50,519	$55,716
Less: goodwill and other intangible assets, net of tax	20,333	20,455	19,443

Numerator for tangible book value per share	$32,654	$30,064	$36,273

Book value - % change over prior quarter	4.9%	6.0%	-4.5%
Tangible book value - % change over prior quarter	8.6%	8.8%	-6.7%

Denominator: shares outstanding	414,158,680	414,594,856	423,675,327

Book value per common share	$127.94	$121.85	$131.51
Tangible book value per common share	$78.84	$72.51	$85.62

Reconciliation of Book Value

Shareholders’ equity, beginning of quarter	$50,519	$47,675	$58,328

Core operating income	1,842	1,674	1,647

Amortization of fair value adjustment of acquired invested assets and long-term debt	2	(6)	(9)

Cigna integration expenses	(19)	(18)	-

Adjusted net realized gains (losses) (1)	182	(334)	266

Market risk benefits gains (losses)	(115)	(5)	49

Net unrealized gains (losses) on investments	1,620	1,332	(3,840)

Repurchase of shares	(428)	(199)	(1,001)

Dividend declared on common shares	(344)	(345)	(340)

Cumulative translation gains (losses)	(170)	737	71

Postretirement benefit liability	(1)	(36)	15

Current discount rate on future policy benefits	(130)	(70)	402

Instrument-specific credit risk - market risk benefits	(3)	(15)	23

Other (2)	32	129	105

	$52,987	$50,519	$55,716

(1) Includes net realized gains (losses) related to unconsolidated entities.

(2) Other primarily includes proceeds from exercise of stock options and stock compensation, offset by the value of any share cancellations for restricted stock vesting taxes.

Reconciliation Book Value	Page 25

Chubb Limited

Non-GAAP Financial Measures

(Unaudited)

Regulation G - Non-GAAP Financial Measures

In presenting our results, we included and discussed certain non-GAAP measures. These non-GAAP measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations and financial condition. However, they should not be viewed as a substitute for measures determined in accordance with generally accepted accounting principles (GAAP).

Throughout this document there are various measures presented on a constant-dollar basis (i.e., excludes the impact of foreign exchange). We believe it is useful to evaluate the trends in our results exclusive of the effect of fluctuations in exchange rates between the U.S. dollar and the currencies in which our international business is transacted, as these exchange rates could fluctuate significantly between periods and distort the analysis of trends. The impact is determined by assuming constant foreign exchange rates between periods by translating prior period results using the same local currency exchange rates as the comparable current period.

P&C underwriting income (loss) excludes the Life Insurance segment and is calculated by subtracting adjusted losses and loss expenses, adjusted policy benefits, policy acquisition costs and administrative expenses from net premiums earned. We use underwriting income (loss) and operating ratios to monitor the results of our operations without the impact of certain factors, including net investment income, other income (expense), interest expense, amortization expense of purchased intangibles, Cigna integration expense, income tax expense, adjusted net realized gains (losses), and market risk benefit gains (losses).

P&C CAY underwriting income excluding catastrophe losses (Cats) is P&C underwriting income (loss) adjusted to exclude P&C Cats and prior period development (PPD). We believe it is useful to exclude Cats, as they are not predictable as to timing and amount, and PPD as these unexpected loss developments on historical reserves are not indicative of our current underwriting performance. We believe the use of these measures enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business.

Adjusted losses and loss expenses include realized gains and losses on crop derivatives. These derivatives were purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing impacts underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations, and therefore realized gains (losses) from these derivatives are reclassified to adjusted losses and loss expenses.

Adjusted policy benefits includes gains and losses from fair value changes in separate account assets, as well as the offsetting movement in separate account liabilities, for purposes of reporting Life Insurance underwriting income. The gains and losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP have been reclassified from Other (income) expense. We view gains and losses from fair value changes in both separate account assets and liabilities as part of the results of our underwriting operations, and therefore these gains and losses are reclassified to adjusted policy benefits.

Adjusted net investment income is net investment income excluding the amortization of the fair value adjustment on acquired invested assets from the acquisitions of The Chubb Corporation (Chubb Corp) and Cigna business in Asia, and including investment income from partially-owned investment companies (private equity partnerships) where our ownership interest is in excess of 3% that are accounted for under the equity method. The mark-to-market movement on these private equity partnerships are included in adjusted net realized gains (losses) as described below. We believe this measure is meaningful as it highlights the underlying performance of our invested assets and portfolio management in support of our lines of business.

Adjusted net realized gains (losses), net of tax, includes net realized gains (losses) and net realized gains (losses) recorded in other income (expense) related to unconsolidated subsidiaries, and excludes realized gains and losses on crop derivatives.

Adjusted interest expense is interest expense excluding the amortization of the fair value adjustment on acquired long-term debt, related to the Chubb Corp acquisition due to the size and complexity of this acquisition.

Other income (expense) - operating excludes from consolidated Other income (expense) the portion of net realized gains and losses related to unconsolidated entities, other income (expense) from private equity partnerships, and gains and losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP. Net realized gains (losses) related to unconsolidated entities is excluded from core operating income (loss) in order to enhance the understanding of our results of underwriting operations as they are heavily influenced by, and fluctuate in part according to, market conditions. Other income (expense) from private equity partnerships and net realized gains and losses related to unconsolidated entities are recorded to Other income (expense) in our income statement on a GAAP basis.

P&C combined ratio excludes the Life Insurance segment. P&C loss and loss expense ratio and P&C combined ratio include adjusted losses and loss expenses and adjusted policy benefits in the ratio numerator. P&C expense ratio and P&C combined ratio include policy acquisition costs and administrative expenses in the ratio numerator. A reconciliation of combined ratio to P&C combined ratio is provided on pages 29-30.

CAY P&C combined ratio excluding catastrophe losses excludes Cats and PPD from the P&C combined ratio. We exclude Cats as they are not predictable as to timing and amount and PPD as these unexpected loss developments on historical reserves are not indicative of our current underwriting performance. The combined ratio numerator is adjusted to exclude Cats, net premiums earned adjustments on PPD, prior period expense adjustments and reinstatement premiums on PPD, and the denominator is adjusted to exclude net premiums earned adjustments on PPD and reinstatement premiums on Cats and PPD. In periods where there are adjustments on loss sensitive policies, these adjustments are excluded from PPD and net premiums earned when calculating the ratios. We believe this measure provides a better evaluation of our underwriting performance and enhances the understanding of the trends in our P&C business that may be obscured by these items. This measure is commonly reported among our peer companies and allows for a better comparison.

Expense ratio excluding accident and health (A&H) excludes the impact of our A&H business from our expense ratio. The expense ratio for the A&H business is typically higher than our traditional P&C business, and we believe that this measure provides better comparison to our peer companies that may not have a significant A&H block of business.

Global P&C performance metrics comprise consolidated operating results (including corporate) and exclude the operating results of the company’s Life Insurance and North America Agricultural Insurance segments. The agriculture insurance business is a different business in that it is a public sector and private sector partnership in which insurance rates, premium growth, and risk-sharing is not market-driven like the remainder of the company’s P&C insurance business. We believe that these measures are useful and meaningful to investors as they are used by management to assess the company’s global P&C operations which are the most economically similar. We exclude the North America Agricultural Insurance and Life Insurance segments because the results of these businesses do not always correlate with the results of our global P&C operations.

Core operating income, net of tax, excludes from net income the after-tax impact of adjusted net realized gains (losses), market risk benefit gains (losses), Cigna integration expenses, and the amortization of fair value adjustment of acquired invested assets and long-term debt related to the Chubb Corp acquisition and Cigna business. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. We exclude adjusted net realized gains (losses) and market risk benefit gains (losses) because the amounts of these gains (losses) are heavily influenced by, and fluctuate in part according to, the availability of market opportunities. We exclude the amortization of the fair value adjustments related to purchased invested assets and long-term debt, related to the Chubb Corp acquisition and Cigna business, due to the size and complexity of these acquisitions. We also exclude Cigna integration expenses due to the size and complexity of this acquisition. Cigna integration expenses are incurred by the overall company and are therefore included in Corporate. The costs are not related to the ongoing activities of the individual segments and are therefore excluded from our definition of segment income as well. These integration expenses are distortive to our results and are not indicative of our underlying profitability. We believe that excluding these integration expenses facilitate the comparison of our financial results to our historical operating results. These expenses include legal and professional fees and all other costs directly related to the integration activities of the Cigna acquisition. References to core operating income measures mean net of tax, whether or not noted.

Core operating effective tax rate is income tax expense (benefit) excluding tax expense (benefit) on adjusted net realized gains (losses), tax benefit on amortization of fair value of acquired invested assets and debt, and tax benefit on Cigna integration expenses, divided by income excluding adjusted net realized gains (losses) before tax, market risk benefit gains (losses) before tax, amortization of fair value of acquired invested assets and debt before tax, and Cigna integration expenses before tax. We believe the use of this measure is meaningful to show the tax on the underlying performance of our insurance business, by excluding the taxes on adjusted net realized gains (losses), market risk benefit gains (losses), amortization of the fair value adjustments related to purchased invested assets and long-term debt and Cigna integration expenses. Refer to the definition of core operating income (loss), net of tax above for more information on these adjustments.

Book value per common share is shareholders’ equity divided by the shares outstanding. Tangible book value per common share is shareholders’ equity less goodwill and other intangible assets, net of tax, divided by the shares outstanding. We believe that goodwill and other intangible assets are not indicative of our underlying insurance results or trends and make book value comparisons to less acquisitive peer companies less meaningful. Book value per share and tangible book value per share excluding accumulated other comprehensive income (loss) (AOCI), excludes AOCI from the numerator because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates and foreign currency movement, to highlight underlying growth in book and tangible book value.

International life insurance net premiums written and deposits collected includes deposits collected on universal life and investment contracts (life deposits). Life deposits are not reflected as revenues in our consolidated statements of operations in accordance with GAAP. However, we include life deposits in presenting growth in our life insurance business because new life deposits are an important component of production and key to our efforts to grow our business.

Reconciliation Non-GAAP	Page 26

Chubb Limited

Non-GAAP Financial Measures - 2

(in millions of U.S. dollars, except per share data and ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

Core operating effective tax rate		As Adjusted
The following table presents the reconciliation of effective tax rate to the Core operating effective tax rate:	1Q-23	4Q-22	3Q-22	2Q-22	1Q-22	Full Year 2022
Tax expense, as reported	$384	$332	$263	$291	$353	$1,239
Less: tax expense (benefit) on amortization of fair value of acquired invested assets and debt	1	6	(1)	(4)	(2)	(1)
Less: tax benefit on Cigna integration expenses	(3)	(4)	(5)	(1)	-	(10)
Less: tax expense (benefit) on adjusted net realized gains (losses)	(20)	(20)	(47)	(86)	23	(130)

Tax expense, adjusted	$406	$350	$316	$382	$332	$1,380

Income before tax, as reported	$2,276	$1,643	$1,055	$1,481	$2,306	$6,485
Less: amortization of fair value of acquired invested assets and debt	3	-	-	(9)	(11)	(20)
Less: Cigna integration expenses	(22)	(22)	(23)	(3)	-	(48)
Less: adjusted realized gains (losses)	(76)	(147)	(437)	(512)	22	(1,074)
Less: realized gains (losses) related to unconsolidated entities	238	(207)	(184)	(138)	267	(262)
Less: market risk benefits gains (losses)	(115)	(5)	69	(33)	49	80

Core operating income before tax	$2,248	$2,024	$1,630	$2,176	$1,979	$7,809

Effective tax rate	16.9%	20.2%	24.9%	19.6%	15.3%	19.1%
Adjustment for tax impact of amortization of fair value of acquired invested assets and debt	0.0%	-0.3%	0.1%	0.1%	0.0%	0.0%
Adjustment for tax impact of Cigna integration expenses	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Adjustment for tax impact of adjusted net realized gains (losses)	2.2%	-2.6%	-6.4%	-1.9%	1.1%	-1.6%
Adjustment for tax impact of market risk benefits gains (losses)	-1.0%	0.0%	0.8%	-0.3%	0.4%	0.2%

Core operating effective tax rate	18.1%	17.3%	19.4%	17.5%	16.8%	17.7%

Core operating income		As Adjusted
The following table presents the reconciliation of Net income to Core operating income:	1Q-23	4Q-22	3Q-22	2Q-22	1Q-22	Full Year 2022
Net income, as reported	$1,892	$1,311	$792	$1,190	$1,953	$5,246
Amortization of fair value adjustment of acquired invested assets and long-term debt, pre-tax	3	-	-	(9)	(11)	(20)
Tax (expense) benefit on amortization adjustment	(1)	(6)	1	4	2	1
Cigna integration expenses, pre-tax	(22)	(22)	(23)	(3)	-	(48)
Tax benefit on Cigna integration expenses	3	4	5	1	-	10
Adjusted realized gains (losses), pre-tax	(76)	(147)	(437)	(512)	22	(1,074)
Net realized gains (losses) related to unconsolidated entities, pre-tax (1)	238	(207)	(184)	(138)	267	(262)
Tax (expense) benefit on adjusted net realized gains (losses)	20	20	47	86	(23)	130
Market risk benefits gains (losses), pre- and after-tax	(115)	(5)	69	(33)	49	80

Core operating income	$1,842	$1,674	$1,314	$1,794	$1,647	$6,429

Catastrophe losses - after-tax	$382	$323	$949	$241	$290	$1,803
Favorable prior period development (PPD) - after-tax	$(149)	$(167)	$(162)	$(205)	$(195)	$(729)

Core operating income per share	$4.41	$4.00	$3.13	$4.22	$3.83	$15.18
Impact of Cats on Core operating income per share - Unfavorable	$(0.91)	$(0.77)	$(2.25)	$(0.55)	$(0.68)	$(4.26)
Impact of PPD on Core operating income per share - Favorable	$0.36	$0.40	$0.37	$0.47	$0.45	$1.72
Impact of Cats and PPD on Core operating income per share - Unfavorable	$(0.55)	$(0.37)	$(1.88)	$(0.08)	$(0.23)	$(2.54)

P&C Underwriting income and P&C CAY underwriting income ex Cats		As Adjusted
The following table presents the reconciliation of Net income to P&C CAY underwriting income ex Cats:	1Q-23	4Q-22	3Q-22	2Q-22	1Q-22	Full Year 2022
Net income, as reported	$1,892	$1,311	$792	$1,190	$1,953	$5,246
Less: Income tax expense	(384)	(332)	(263)	(291)	(353)	(1,239)
Amortization expense of purchased intangibles	(72)	(74)	(69)	(71)	(71)	(285)
Other income (expense)	296	(98)	(202)	(101)	312	(89)
Interest expense	(160)	(154)	(150)	(134)	(132)	(570)
Net investment income	1,107	1,053	979	888	822	3,742
Net realized gains (losses)	(77)	(149)	(456)	(503)	23	(1,085)
Market risk benefits gains (losses)	(115)	(5)	69	(33)	49	80
Cigna integration expenses	(22)	(22)	(23)	(3)	-	(48)

Life Insurance underlying income (loss) (2)	105	(31)	178	6	21	174
Add: Realized gains (losses) on crop derivatives	(1)	(2)	(19)	9	1	(11)

P&C underwriting income	$1,213	$1,121	$710	$1,441	$1,283	$4,555
Add: Catastrophe losses (including reinstatement premiums) - pre-tax	458	400	1,158	291	333	2,182
Favorable prior period development (PPD) - pre-tax	(196)	(167)	(222)	(247)	(240)	(876)

P&C CAY underwriting income ex Cats	$1,475	$1,354	$1,646	$1,485	$1,376	$5,861

(1) Realized gains (losses) on partially-owned entities, which are investments where we hold more than an insignificant percentage of the investee’s shares. The net income or loss is included in other income (expense).

(2) Life Insurance underlying income (loss) is calculated by subtracting losses and loss expenses, policy benefits, policy acquisition costs and administrative expenses from net premiums earned related to the Life Insurance segment.

Reconciliation Non-GAAP 2	Page 27

Chubb Limited

Non-GAAP Financial Measures - 3

(in millions of U.S. dollars, except share, per share data, and ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

Core operating ROE and Core operating ROTE

Core operating return on equity (ROE) and Core operating return on tangible equity (ROTE) are annualized non-GAAP financial measures. The numerator includes core operating income (loss), net of tax. The denominator includes the average shareholders’ equity for the period adjusted to exclude unrealized gains (losses) on investments, current discount rate on future policy benefits (FPB), and instrument-specific credit risk – market risk benefits (MRB), all net of tax. For the ROTE calculation, the denominator is also adjusted to exclude goodwill and other intangible assets, net of tax. These measures enhance the understanding of the return on shareholders’ equity by highlighting the underlying profitability relative to shareholders’ equity and tangible equity excluding the effect of these items as these are heavily influenced by changes in market conditions. We believe ROTE is meaningful because it measures the performance of our operations without the impact of goodwill and other intangible assets.

		As Adjusted
	1Q-23	1Q-22	Full Year 2022
Net income	$1,892	$1,953	$5,246
Core operating income	$1,842	$1,647	$6,429

Equity - beginning of period, as reported	$50,519	$58,328	$58,328

Less: unrealized gains (losses) on investments, net of deferred tax	(7,279)	2,256	2,256

Less: changes in current discount rate on FPB, net of deferred tax	(75)	(1,399)	(1,399)

Less: changes in instrument-specific credit risk on MRB, net of deferred tax	(24)	(57)	(57)

Equity - beginning of period, as adjusted	$57,897	$57,528	$57,528

Less: goodwill and other intangible assets, net of tax	20,455	$19,456	19,456

Equity - beginning of period, as adjusted ex goodwill and other intangible assets	$37,442	$38,072	$38,072

Equity - end of period, as reported	$52,987	$55,716	$50,519

Less: unrealized gains (losses) on investments, net of deferred tax	(5,659)	(1,584)	(7,279)

Less: changes in current discount rate on FPB, net of deferred tax	(205)	(997)	(75)

Less: changes in instrument-specific credit risk on MRB, net of deferred tax	(27)	(34)	(24)

Equity - end of period, as adjusted	$58,878	$58,331	$57,897

Less: goodwill and other intangible assets, net of tax	20,333	19,443	20,455

Equity - end of period, as adjusted ex goodwill and other intangible assets	$38,545	$38,888	$37,442

Weighted average equity, as reported	$51,753	$57,022	$54,424

Weighted average equity, as adjusted	$58,388	$57,930	$57,713

Weighted average equity, as adjusted ex goodwill and other intangible assets	$37,994	$38,480	$37,757

ROE	14.6%	13.7%	9.6%

Core operating ROTE	19.4%	17.1%	17.0%

Core operating ROE	12.6%	11.4%	11.1%

Private equities realized gains (losses), after-tax (1)	$268	$304	$(274)

Impact of Private equities if included in Core operating ROE - Favorable (unfavorable) (1)	1.8 pts	2.1 pts	-0.4 pts

Reconciliation of Book Value and Tangible Book Value per Share to adjusted measures

		As Adjusted
	March 31 2023	December 31 2022	% Change
Book value	$52,987	$50,519
Less: AOCI	(8,895)	(10,185)

Book value excluding AOCI	61,882	60,704

Tangible book value	32,654	30,064
Less: Tangible AOCI	(7,941)	(9,279)

Tangible book value excluding tangible AOCI	$40,595	$39,343

Denominator: shares outstanding	414,158,680	414,594,856

Book value per share excluding AOCI	$149.42	$146.42	2.0%

Tangible book value per share excluding tangible AOCI	$98.02	$94.90	3.3%

(1) We record the change in the fair value mark and gains (losses) on sales of private equity funds as realized gains (losses) instead of investment income.

Reconciliation Non-GAAP 3	Page 28

Chubb Limited

Non-GAAP Financial Measures - 4

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

P&C combined ratio

The P&C combined ratio includes the impact of realized gains and losses on crop derivatives. These derivatives were purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing will impact underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations.

The following tables present the calculation of combined ratio, as reported, for each segment to P&C combined ratio, adjusted for catastrophe losses (Cats) and prior period development (PPD).

Q1 2023	North America Commercial P&C Insurance		North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C
Numerator
Losses and loss expenses
Losses and loss expenses/policy benefits		$2,729	$888	$139	$1,347	$112	$11	$5,226
Realized (gains) losses on crop derivatives		-	-	1	-	-	-	1

Adjusted losses and loss expenses/policy benefits	A	$2,729	$888	$140	$1,347	$112	$11	$5,227

Catastrophe losses and related adjustments
Catastrophe losses, net of related adjustments		(162)	(159)	(24)	(113)	-	-	(458)
Reinstatement premiums collected (expensed) on catastrophe losses		-	-	-	-	-	-	-

Catastrophe losses, gross of related adjustments		(162)	(159)	(24)	(113)	-	-	(458)

PPD and related adjustments
PPD, net of related adjustments - favorable (unfavorable)		72	(17)	-	143	8	(10)	196
Net premiums earned adjustments on PPD - unfavorable (favorable)		-	-	-	-	-	-	-
Expense adjustments - unfavorable (favorable)		3	-	-	-	-	-	3
PPD reinstatement premiums - unfavorable (favorable)		-	(1)	-	-	-	-	(1)

PPD, gross of related adjustments - favorable (unfavorable)		75	(18)	-	143	8	(10)	198

CAY loss and loss expense ex Cats	B	$2,642	$711	$116	$1,377	$120	$1	$4,967

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$908	$351	$18	$993	$71	$97	$2,438
Expense adjustments - favorable (unfavorable)		(3)	-	-	-	-	-	(3)

Policy acquisition costs and administrative expenses, adjusted	D	$905	$351	$18	$993	$71	$97	$2,435

Denominator
Net premiums earned	E	$4,369	$1,320	$159	$2,786	$244		$8,878
Reinstatement premiums (collected) expensed on catastrophe losses		-	-	-	-	-		-
Net premiums earned adjustments on PPD - unfavorable (favorable)		-	-	-	-	-		-
PPD reinstatement premiums - unfavorable (favorable)		-	(1)	-	-	-		(1)

Net premiums earned excluding adjustments	F	$4,369	$1,319	$159	$2,786	$244		$8,877

P&C combined ratio
Loss and loss expense ratio	A/E	62.5%	67.3%	88.5%	48.4%	45.7%		58.9%
Policy acquisition cost and administrative expense ratio	C/E	20.7%	26.6%	10.7%	35.6%	29.4%		27.4%

P&C combined ratio		83.2%	93.9%	99.2%	84.0%	75.1%		86.3%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	60.5%	53.9%	73.1%	49.4%	49.0%		55.9%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	20.7%	26.7%	10.8%	35.7%	29.4%		27.5%

CAY P&C combined ratio ex Cats		81.2%	80.6%	83.9%	85.1%	78.4%		83.4%

Combined ratio
Combined ratio								86.3%
Add: impact of gains and losses on crop derivatives								0.0%

P&C combined ratio								86.3%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 4	Page 29

Chubb Limited

Non-GAAP Financial Measures - 5

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

P&C combined ratio (continued)

Q1 2022	North America Commercial P&C Insurance		North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C
Numerator
Losses and loss expenses
Losses and loss expenses/policy benefits		$2,497	$713	$(91)	$1,389	$115	$10	$4,633
Realized (gains) losses on crop derivatives		-	-	(1)	-	-	-	(1)

Adjusted losses and loss expenses/policy benefits	A	$2,497	$713	$(92)	$1,389	$115	$10	$4,632

Catastrophe losses and related adjustments
Catastrophe losses, net of related adjustments		(81)	(100)	-	(151)	(1)	-	(333)
Reinstatement premiums collected (expensed) on catastrophe losses		-	-	-	-	-	-	-

Catastrophe losses, gross of related adjustments		(81)	(100)	-	(151)	(1)	-	(333)

PPD and related adjustments
PPD, net of related adjustments - favorable (unfavorable)		108	51	26	60	3	(8)	240
Net premiums earned adjustments on PPD - unfavorable (favorable)		-	-	159	-	-	-	159
Expense adjustments - unfavorable (favorable)		6	-	(1)	-	-	-	5
PPD reinstatement premiums - unfavorable (favorable)		-	-	-	-	1	-	1

PPD, gross of related adjustments - favorable (unfavorable)		114	51	184	60	4	(8)	405

CAY loss and loss expense ex Cats	B	$2,530	$664	$92	$1,298	$118	$2	$4,704

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$838	$329	$11	$948	$71	$83	$2,280
Expense adjustments - favorable (unfavorable)		(6)	-	1	-	-	-	(5)

Policy acquisition costs and administrative expenses, adjusted	D	$832	$329	$12	$948	$71	$83	$2,275

Denominator
Net premiums earned	E	$4,114	$1,247	$(29)	$2,628	$235		$8,195
Reinstatement premiums (collected) expensed on catastrophe losses		-	-	-	-	-		-
Net premiums earned adjustments on PPD - unfavorable (favorable)		-	-	159	-	-		159
PPD reinstatement premiums - unfavorable (favorable)		-	-	-	-	1		1

Net premiums earned excluding adjustments	F	$4,114	$1,247	$130	$2,628	$236		$8,355

P&C combined ratio
Loss and loss expense ratio	A/E	60.7%	57.2%	318.4%	52.9%	48.8%		56.5%
Policy acquisition cost and administrative expense ratio	C/E	20.4%	26.3%	-36.8%	36.0%	30.2%		27.8%

P&C combined ratio		81.1%	83.5%	281.6%	88.9%	79.0%		84.3%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	61.5%	53.3%	70.6%	49.4%	49.9%		56.3%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	20.2%	26.3%	8.9%	36.1%	30.0%		27.2%

CAY P&C combined ratio ex Cats		81.7%	79.6%	79.5%	85.5%	79.9%		83.5%

Combined ratio
Combined ratio								84.3%
Add: impact of gains and losses on crop derivatives								0.0%

P&C combined ratio								84.3%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 5	Page 30

Chubb Limited

Accounting Adoption

(in millions of U.S. dollars, except per share data)

New U.S. GAAP Accounting Standard Adopted in 2023

The company adopted the Long Duration Targeted Improvements (LDTI) standard applicable to its long-duration contracts, as required, on January 1, 2023, with a transition date of January 1, 2021. The company applied the modified retrospective transition method relating to its future policy benefits liabilities, and the associated deferred policy acquisition costs (DAC), and applied the retrospective basis to its liabilities for market risk benefits (MRB).

This financial supplement adjusts previously reported financial information for the quarters and years ended 2021 and 2022 for the implementation of LDTI. This guidance primarily impacted the company’s Life Insurance segment results, with key impacts to book value and net income reflecting the following provisions of the guidance:

1. Future policy benefits (FPB) - an annual review of cash flow assumptions used to measure the FPB, and periodic updates for historical experience, with updates recorded within the income statement. Additionally, FPBs are discounted using an upper-medium grade fixed income instrument yield, updated quarterly, with related changes in discounting the liability recognized in other comprehensive income (OCI);

2. Market risk benefits (MRB) - Under LDTI, the company’s reinsurance programs covering variable annuity guarantees (principally guaranteed minimum death benefits and guaranteed minimum income benefits) meet the definition of market-risk benefits (MRB). MRBs are required to be carried at fair value and the changes in fair value are presented separately within the income statement, with the exception of changes in fair value due to the company’s own credit (or non-performance) risk, which are recognized in OCI; and

3. Deferred policy acquisition costs (DAC) / VOBA - DAC is amortized on a constant-level basis, independent of profitability on the underlying business. Additionally, the company also elected to amortize VOBA on the same basis.

As Adjusted results: results for prior periods presented in this report are in accordance with the new guidance.

The following tables presents a summary of the impact of LDTI on our previously reported results:

Consolidated Balance Sheets (As Adjusted vs. Reported)	December 31 2022	December 31 2021	January 1 2021
Retained earnings	$(29)	$38	$53
AOCI	8	(1,424)	(1,803)

Total shareholders’ equity	$(21)	$(1,386)	$(1,750)

Book value per common share	$(0.05)	$(3.25)	$(3.89)

Statement of Operations (As Adjusted)	4Q-22	3Q-22	2Q-22	1Q-22	Full Year 2022	Full Year 2021
Net income	$1,311	$792	$1,190	$1,953	$5,246	$8,525
Core operating income	$1,674	$1,314	$1,794	$1,647	$6,429	$5,586
Life Insurance segment income	$182	$252	$106	$121	$661	$427
Diluted earnings per share:
Net income	$3.13	$1.89	$2.80	$4.55	$12.39	$19.24
Core operating income	$4.00	$3.13	$4.22	$3.83	$15.18	$12.60

Statement of Operations (Reported)	4Q-22	3Q-22	2Q-22	1Q-22	Full Year 2022	Full Year 2021
Net income	$1,312	$812	$1,215	$1,974	$5,313	$8,539
Core operating income	$1,699	$1,331	$1,787	$1,640	$6,457	$5,569
Life Insurance segment income	$217	$271	$101	$115	$704	$418
Diluted earnings per share:
Net income	$3.13	$1.94	$2.86	$4.59	$12.55	$19.27
Core operating income	$4.05	$3.17	$4.20	$3.82	$15.24	$12.56

Statement of Operations (As Adjusted vs. Reported)	4Q-22	3Q-22	2Q-22	1Q-22	Full Year 2022	Full Year 2021
Net income	$(1)	$(20)	$(25)	$(21)	$(67)	$(14)
Core operating income	$(25)	$(17)	$7	$7	$(28)	$17
Life Insurance segment income	$(35)	$(19)	$5	$6	$(43)	$9
Diluted earnings per share:
Net income	$-	$(0.05)	$(0.06)	$(0.04)	$(0.16)	$(0.03)
Core operating income	$(0.05)	$(0.04)	$0.02	$0.01	$(0.06)	$0.04

Accounting Adoption	Page 31

Chubb Limited

Glossary

Chubb Limited Consolidated comprises all segments including Corporate.

P&C combined ratio: The sum of the loss and loss expense ratio, policy acquisition cost ratio and the administrative expense ratio excluding the life insurance segment and including the realized gains and losses on the crop derivatives.

Book value per common share: Shareholders’ equity divided by the shares outstanding.

Tangible book value per common share: Shareholders’ equity less goodwill and other intangible assets, net of tax, divided by the shares outstanding.

Average market yield of fixed maturities: Weighted average yield to maturity of our fixed income portfolio based on the market prices of the holdings as of that date.

Average yield on invested assets: Adjusted net investment income divided by average cost of fixed maturities and other investments, and average market value of equity securities.

Total capitalization: The sum of the short-term debt, long-term debt, trust preferreds, and shareholders’ equity.

Cigna integration expenses: Cigna integration expenses comprise legal and professional fees and all other costs directly related to the integration activities of the Cigna acquisition. Cigna integration expenses are incurred by the overall company and are therefore included in Corporate. These costs are not related to the on-going business activities of the segments and are therefore excluded from our definition of segment income.

Catastrophe losses (Cats): We generally define catastrophe loss events consistent with the definition of the Property Claims Service (PCS) for events in the U.S. and Canada. PCS defines a catastrophe as an event that causes damage of $25 million or more in insured losses and affects a significant number of insureds, including from pandemics such as COVID-19. For events outside of the U.S. and Canada, we generally use a similar definition. Catastrophe loss events are events that occurred in the current calendar year only. Changes in catastrophe loss estimates in the current calendar year that relate to loss events that occurred in previous calendar years are considered prior period development.

Prior period development (PPD) arises from changes to loss estimates recognized in the current year that relate to loss events that occurred in previous calendar years and excludes the effect of losses from the development of earned premium from previous accident years.

Reinstatement premiums are additional premiums paid on certain reinsurance agreements in order to reinstate coverage that had been exhausted by loss occurrences. The reinstatement premium amount is typically a pro rata portion of the original ceded premium paid based on how much of the reinsurance limit had been exhausted.

Net premiums earned adjustments within prior period development are adjustments to the initial premium earned on retrospectively rated policies based on actual claim experience that develops after the policy period ends. The premium adjustments correlate to the prior period loss development on these same policies and are fully earned in the period the adjustments are recorded.

Prior period expense adjustments typically relate to either profit commission reserves or policyholder dividend reserves based on actual claim experience that develops after the policy period ends. The expense adjustments correlate to the prior period loss development on these same policies.

Segment income (loss) includes underwriting income (loss), adjusted net investment income, other income (expense) – operating, and amortization expense of purchased intangibles.

NM: Not meaningful.

Glossary	Page 32